Acquisition	12 Months Ended
Jun. 24, 2015
Business Combinations [Abstract]
ACQUISITION OF CHILI'S RESTAURANTS
ACQUISITION OF CHILI'S RESTAURANTS

On June 1, 2013, we completed the acquisition of 11 Chili's restaurants in Alberta, Canada from an existing franchisee for $24.6 million in cash. The results of operations of the Canadian restaurants are included in our consolidated financial statements from the date of acquisition. The assets and liabilities of the Canadian restaurants were recorded at their respective fair values as of the date of acquisition based on a preliminary estimate. During fiscal 2014, we completed the valuation of the assets and liabilities resulting in an adjustment of approximately $8.4 million to goodwill.
The excess of the purchase price over the aggregate fair value of net assets acquired was allocated to goodwill. The majority of the goodwill balance is deductible for tax purposes. The portion of the purchase price attributable to goodwill represents benefits expected as a result of the acquisition, including sales and unit growth opportunities. As a result of the acquisition, we incurred expenses of approximately $0.4 million during fiscal 2013, which are included in other gains and charges in our consolidated statement of comprehensive income. Pro-forma financial information of the combined entities for periods prior to the acquisition is not presented due to the immaterial impact of the financial results of the Canadian restaurants on our consolidated financial statements.